Exhibit 10.2

AMENDMENT TO BACKSTOP COMMITMENT AGREEMENT

This Amendment (the “Amendment”) to Backstop Commitment Agreement dated December 6, 2017 (the “Agreement”), is entered into as of December 12, 2017, by and between Reed’s Inc., a Delaware corporation (the “Company”) and Raptor/ Harbor Reeds SPV, LLC, a Delaware limited liability company (“Raptor”). Capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement. In the event of an inconsistency between this Amendment and the Agreement, this Amendment shall govern to the extent of such inconsistency.

WHEREAS, the Company and Raptor have agreed to amend the Agreement as set forth herein, concurrently with the pricing reduction of the Company’s Rights Offering as set forth in prospectus supplement no. 2 dated December 11, 2017 to the Prospectus; and

WHEREAS, the Company and Raptor desire that all terms and provisions of the Agreement not specifically modified by this Amendment remain unaltered and in full force and effect as written in the Agreement.

NOW THEREFORE, in consideration of their mutual covenants and obligations contained herein, the Company and Raptor, agree as follows:

1. Backstop Commitment. Raptor agrees to exercise, in the Rights Offering, it’s basic subscription right to the extent necessary to ensure the number of Backstop Shares and Backstop Warrant Shares do not have the potential to exceed 6,000,000. Nothing contained in this Amendment will be construed as limiting the number of subscription rights Raptor may exercise pursuant to its basic subscription right or over-subscription privilege.

2. No Other Changes. Except as set forth herein, all other terms and conditions contained in the Agreement that are not changed, amended or modified through this Amendment shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed by or on behalf of each of the parties as of the date first written above

REED’S INC., a Delaware corporation
By:	/s/ Valentin Stalowir
Name:	Valentin Stalowir
Its:	Chief Executive Officer

HOLDER: RAPTOR/HARBOR REEDS SPV, LLC a Delaware limited liability company
		By:	/s/ Daniel J. Doherty III
		Name:	Daniel J. Doherty III
		Its:	Authorized Signatory